Exhibit 99.1

Powerfleet Closes Strategic Acquisition of Fleet Complete

Acquisition Expected to Create a $400m+ Revenue Company, Including $300m+ of Recurring SaaS Revenue, $85m EBITDA, and Significant Expansion Opportunities

WOODCLIFF LAKE, NJ – October 1, 2024 – Powerfleet, Inc. (Nasdaq: AIOT) has successfully closed the previously announced acquisition of Fleet Complete, a prominent player in connected vehicle technology and fleet management.

With 2.6 million total combined subscribers and forecasted combined revenue of over $400 million, including more than $300 million of recurring SaaS revenue, this transformative acquisition is expected to solidify Powerfleet’s position as a true global leader in the rapidly expanding AIoT market.

“We are thrilled to have completed this transformative and highly accretive transaction. This acquisition immediately scales our presence in both North America and Europe while unlocking substantial top-line growth opportunities through Fleet Complete’s established indirect channel partnerships, particularly in the U.S. and Canada. Moreover, the acquisition enhances Unity’s data ingestion and integration capabilities, adding 600,000 new subscribers while expanding cross-sell opportunities and strengthens our position in the fast-growing AI-powered video market with Fleet Complete’s FC Vision solution,” said Steve Towe, CEO of Powerfleet. “We are excited to welcome Fleet Complete to the Powerfleet family and are confident in our ability to deliver enhanced shareholder value moving forward.”

ABOUT POWERFLEET

Powerfleet (Nasdaq: AIOT; JSE: PWR) is a global leader in the artificial intelligence of things (AIoT) software-as-a-service (SaaS) mobile asset industry. With more than 30 years of experience, Powerfleet unifies business operations through the ingestion, harmonization, and integration of data, irrespective of source, and delivers actionable insights to help companies save lives, time, and money. Powerfleet’s ethos transcends our data ecosystem and commitment to innovation; our people-centric approach empowers our customers to realize impactful and sustained business improvement. The company is headquartered in New Jersey, United States, with offices around the globe. Explore more at www.powerfleet.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of federal securities laws. Powerfleet’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements may be identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions.

These forward-looking statements include, without limitation, Powerfleet’s expectations with respect to its beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions and future performance, as well as anticipated financial impacts of the acquisition of Fleet Complete. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors, which may cause their actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. Most of these factors are outside Powerfleet’s control and are difficult to predict. The risks and uncertainties referred to above include, but are not limited to, risks related to: (i) the ability to realize the anticipated benefits of the acquisition of Fleet Complete; (ii) the ability to successfully integrate the businesses; (iii) disruption from the acquisition of Fleet Complete making it more difficult to maintain business and operational relationships; (iv) the negative effects of the consummation of the acquisition of Fleet Complete on the market price of Powerfleet’s securities; (v) significant transaction costs and unknown liabilities; (vi) litigation or regulatory actions related to the acquisition of Fleet Complete; and (vii) such other factors as are set forth in the periodic reports filed by Powerfleet with the Securities and Exchange Commission (“SEC”), including but not limited to those described under the heading “Risk Factors” in its annual reports on Form 10-K, quarterly reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC’s website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

The forward-looking statements included in this press release are made only as of the date of this press release, and except as otherwise required by applicable securities law, Powerfleet assumes no obligation, nor does Powerfleet intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Powerfleet Investor Contacts

Carolyn Capaccio and Jody Burfening

LHA Investor Relations

AIOTIRTeam@lhai.com

Powerfleet Media Contact

Jonathan Bates

jonathan.bates@powerfleet.com

+44 7921 242 892

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